UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  June 16, 2006

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32563 (Commission File Number)	23-2956944 (IRS Employer Identification Number)

4826 Hunt Street Pryor, Oklahoma 74361 (Address of Principal Executive Offices)

(918) 825-0616 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 16, 2006, Orchids Paper Products Company (the “Company”) issued a press release announcing the approval by the Company’s Board of Directors of a three-for-two split of the Company’s common stock to be effected in the form of a stock dividend (the “Stock Split Press Release”). A copy of the Stock Split Press Release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

On June 16, 2006, the Company also issued a press release announcing that its new paper machine has begun operations and is producing saleable parent rolls at expected start-up rates (the “Paper Machine Press Release”). A copy of the Paper Machine Press Release is furnished as Exhibit 99.2 to this Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Stock Split Press Release Dated June 16, 2006
99.2	Paper Machine Press Release Dated June 16, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: June 19, 2006	By:	/s/ Keith Schroeder
Keith Schroeder Chief Financial Officer

Exhibit Index

Exhibit	Description
99.1	Stock Split Press Release Dated June 16, 2006
99.2	Paper Machine Press Release Dated June 16, 2006